UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
SMARTPAY EXPRESS INC.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.001 per share

(2)	Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  No established trading market for the shares, no shares traded within the past five trading days.

The proposed transaction has an aggregate value of:
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
$_______________________.
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SMART PAY EXPRESS INC.
1315 Lawrence Avenue, East, Suite 520
Toronto, Ontario, Canada M3A 3R3

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS
APPROVING ASSET PURCHASE AGREEMENTS,
AMENDMENT TO ARTICLES OF INCORPORATION AND
STOCK SYMBOL AND CUSIP NUMBER CHANGE

To the Stockholders of SmartPay Express, Inc.:

NOTICE IS HEREBY GIVEN, in accordance with Nevada Revised Statutes Chapter 78 ("Nevada Law") that, on May 10, 2012, the holders of a majority of the outstanding shares of SmartPay Express, Inc., a Nevada corporation, entitled to vote thereon, acting by written consent without a meeting of stockholders, took the following actions:

(1)                                        authorized, adopted and approved the execution, delivery and performance of an Asset Purchase Agreement, dated May 10, 2012 (the " Purchase Agreement"), by and between SmartPay Express, Inc., a Nevada corporation as the Buyer, and Blue Waters Ventures of Key West, Inc. a Florida corporation, as the Seller (the “Blue Water Asset Purchase” or “Asset Purchase”), and authorized, adopted and approved the execution, delivery and performance of an Asset Purchase Agreement, dated May 10, 2012, (the "Asset Sale Agreement") by and between SmartPay Express, Inc., as Seller and Liu Shi Neng, as the Buyer, and approved the sale of assets contemplated thereby (the "Asset Sale"),

(2)                                        approved the filing of an amendment to the Company's Articles of Incorporation to change its name to " Blue Waters Ventures of Key West, Inc." immediately after the closing of the Asset Sale, and

(3)          approved the filing with FINRA to change the Company’s trading symbol to BWVK, if available, from SPYE and to change the related cusip number for the symbol.

As permitted by Nevada Law and the Company's Articles of Incorporation and its Bylaws, no meeting of the stockholders of the Company is being held to vote on the approval of the Purchase Agreement, the Asset Sale, the name change, or the symbol change because such transactions have been approved by the requisite number of stockholders in an action by written consent.

The terms and conditions of the Purchase Agreement, the Asset Sale, and the name and symbol change are described in further detail in the enclosed Information Statement.

Stockholders do not have appraisal rights under Nevada Law.

Dated: May 10, 2012

By Order of the Board of Directors,

/s/ Michael Donaghy
Chairman and Chief Executive Officer, Chief Financial Officer,
and Secretary

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS IS ONLY FOR YOUR INFORMATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SMART PAY EXPRESS INC..
1315 Lawrence Avenue, East, Suite 520
Toronto, Ontario, Canada M3A 3R3

SCHEDULE 14C INFORMATION STATEMENT
(Pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended)

May 10, 2012

Dear Stockholder:

On May10, 2012, SmartPay Express, Inc., a Nevada corporation (the "Company", the "Sellers" or "we," "our," or "us"), entered into an Asset Purchase Agreement (the "Purchase Agreement") for the purchase (the "Asset Purchase") from Blue Waters Ventures of Key West, Inc., a Florida corporation (“Blue Water” or the "Seller"), of certain of the assets of Blue Water, which consists of assets related to its business of treasure and artifact recovery for 18,136,500 shares of the Company's common stock, par value $0.001 per share, subject to certain contingencies as set forth in the Purchase Agreement and described more fully in this Information Statement.  Also on May 10, 2012, the Company entered into the Asset Sale Agreement, by and between the Company and Liu Shi Neng (the “Buyer”), for the sale of certain assets in the Company, which consists of  the Company’s entire interest in Eastern Concept Development Ltd. and its subsidiaries, Eastern Concept Corporate Consulting and Foshan Wanzhi Electron S&T Co., Ltd (collectively, “Eastern Concept Companies”)  for an aggregate purchase price of all the Company’s liabilities as of the  Closing Date.  On the Closing Date, Buyer shall assume all Seller’s liabilities, other than liabilities relating to the Asset Purchase from Blue Water.

Immediately following the closing of the Asset Purchase and the Asset Sale and as required by the Purchase Agreement, the Company will file an amendment to its Articles of Incorporation to change its name to " Blue Waters Ventures of Key West, Inc."  Also, the Company will file with FINRA to change its common stock trading symbol from "SPYE" to "BWVK", if available, and to change the related cusip number.  A copy of the Purchase Agreement is attached as Annex A to this Information Statement. A copy of the Asset Sale Agreement is attached as Annex B to this Information Statement.

 After careful consideration, the Board of Directors of the Company has unanimously determined that the Asset Purchase and Asset Sale are advisable, expedient and in the best interest of the Company and the stockholders of the Company. On May 10, 2012, stockholders of the Company holding approximately   62.06 % the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), by written consent approved the Purchase Agreement, the Asset Sale Agreement, the Asset Purchase and the Asset Sale, the name change and the symbol and cusip number change. Action by written consent is sufficient to adopt the Purchase Agreement and the Asset Sale Agreement and approve the Asset Purchase and Asset Sale and the name and symbol change without any further action or vote of the stockholders of the Company. In accordance with Nevada law and the Company's Articles of Incorporation and its Bylaws, you do not have appraisal or dissenters' rights in connection with the Asset Purchase or Asset Sale.

This Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). You are urged to read this entire Information Statement carefully. However, no action is required on your part in connection with the Purchase Agreement, the Asset Sale Agreement or the Asset Purchase or Asset Sale. This Information Statement is provided to the stockholders of the Company as of May 1, 2012 (the "Record Date") only for informational purposes in accordance with Rule 14c-2 of the Exchange Act.

The Company intends to mail this Information Statement to its stockholders on or about May 10, 2012. Under Rule 14c-2(b) of the Exchange Act, the Asset Purchase and Asset Sale may be consummated no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. We anticipate that the closing of the Asset Purchase and Asset Sale will take place as soon as practicable after satisfaction of each of the closing conditions set forth in the Purchase Agreement and the Asset Sale Agreement, but, in any event, under applicable rules of the U.S. Securities and Exchange Commission (the "SEC"), no earlier than 20 calendar days after the mailing of this Information Statement.

Following the Asset Purchase and the Asset Sale, the Company will operate the Company's treasury and artifact recovery business (the "Treasure Recovery Business").  The Company will continue to exist, and its Common Stock will continue to be traded. It is the Board's intention to seek growth through the Treasure Recovery Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to the Treasure Recovery Business.

Sincerely,

/s/ Michael Donaghy
Chairman and Chief Executive Officer, Chief Financial Officer,
and Secretary

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS IS ONLY FOR YOUR INFORMATION.

ASSET PURCHASE AGREEMENT AND ASSET SALE AGREEMENT

SUMMARY TERM SHEET

This summary term sheet is intended to give you a brief description of the Asset Purchase and the Asset Sale. This summary term sheet is qualified in its entirety by the more detailed information furnished elsewhere in this Information Statement and in the Asset Purchase Agreement and Asset Sale Agreement, which is attached as Annex A and B, respectively, to this Information Statement. We urge you to review this Information Statement and the Purchase Agreement and Asset Sale Agreement to gain a more complete understanding of these transactions.

Overview of the Asset Purchase

On May 10, 2012, we entered into the Asset Purchase Agreement, pursuant to which the Company purchased and the Seller agreed to sell, substantially all of the assets of Blue Water relating to its Treasure Recovery Business, which assets constitute most of the Seller’s operating business. Such assets include, but are not limited to, previously recovered treasure, the intellectual property related to the Treasure Recovery Business, vessels and tools used in the Treasure Recovery Business and, customer lists, inventories and fixed assets (collectively, the "Acquired Assets"). The Acquired Assets also include certain assets held by the Seller, including cash, and accounts receivable.  The Company will continue to operate the Treasure Recovery Business.

To fully understand the Asset Purchase, you should read this Information Statement and the Asset Purchase Agreement completely. The Asset Purchase Agreement constitutes the legal document that governs the Asset Purchase and is attached as Annex A to this Information Statement. For a more complete description of the terms of the Asset Purchase Agreement and the details of the transaction with the Seller, please see the discussion below entitled "THE ASSET PURCHASE" and "THE ASSET PURCHASE AGREEMENT".

Purchase Price

The purchase price for the Acquired Assets is 18,136,500 shares of common stock of the Company, par value, $0.001 per share (the "Purchase Price"). The Company will pay the Purchase Price by issuing 18,136,500 shares of its restricted Common Stock, par value $0.001 per share to Blue Water (the “Shares”) at the closing of the Asset Purchase (the "Asset Purchase Closing").

Overview of the Asset Sale

On May10, 2012, we entered into the Asset Sale Agreement, pursuant to which the Company sold and the Buyer agreed to purchase  all of the assets of Company relating to its holdings in the Eastern Concept Companies, which assets constitute most of the Eastern Concept Companies operating business of providing smart card payment systems and related value-added services mainly in the Guangdong province of the People’s Republic of China (the “Smart Card Business”). Such assets include, but are not limited to the intellectual property related to the Smart Card Business, computer systems and equipment used in the Smart Card Business and, customer lists, inventories and fixed assets (collectively, the "Disposed Assets"). The Disposed Assets also include certain assets held by the Company, including cash, and accounts receivable.  The Company will discontinue the Smart Card Business.

To fully understand the Asset  Sale, you should read this Information Statement and the Asset Sale Agreement completely. The Asset Sale Agreement constitutes the legal document that governs the Asset Sale and is attached as Annex B to this Information Statement. For a more complete description of the terms of the Asset Sale Agreement and the details of the transaction with the Buyer, please see the discussion below entitled "THE ASSET SALE" and "THE ASSET SALE AGREEMENT".

Sale Price

The sale price for the Disposed Assets is all the Company’s liabilities as adjusted on the Asset Sale Closing (the "Sale Price"). At the closing of the Asset Sale (the "Asset Sale Closing"), the Buyer pay the Sale Price by assuming the Company’s liabilities as adjusted at the Asset Sale Closing date, in exchange for the Disposed Assets.

Closing

The Asset Purchase Closing will occur immediately prior to the Asset Sale Closing and both are expected to occur on May 30, 2012 (collectively the “Closing”), subject to the satisfaction of each of the closing conditions set forth in the Asset Purchase Agreement and the Asset Sale Agreement, but, in any event, under applicable rules of the SEC, no earlier than 20 calendar days after the mailing of this Information Statement to stockholders.

Material Terms of the Asset Purchase Agreement

The Asset Purchase Agreement sets forth the various rights and obligations of the Company, and the Seller. The Asset Purchase Agreement also contains various representations and warranties by both the Company, on the one hand, and the Seller, on the other hand, and other covenants and agreements including covenants and agreements concerning the conduct of the business of Blue Water prior to the consummation of the Asset Purchase, the agreement of the Blue Water not to solicit other purchasers before the Closing, and agreements concerning confidentiality.

The Closing of the Asset Purchase is subject to certain conditions, including that:

•            the Company and the Seller comply with their obligations under the Purchase Agreement; and
•            the Company is satisfied with its due diligence review of the properties, books and records relating to the Treasure Recovery    Business.

The Asset Purchase Agreement contains indemnification obligations from the Seller in favor of the Company, including reimbursement to the Company in the event the Company is harmed by a breach of the covenants or representations and warranties made by the Seller and in the Asset Purchase Agreement. Most of Blue Water’s indemnity obligations survive for claims brought by the Company within eighteen (18) months of the Closing of the Asset Sale (except certain representations, which survive indefinitely or for the applicable statute of limitations), and the indemnity obligation is subject to a cap of $100,000.

Please see the discussion below entitled "ASSET PURCHASE AGREEMENT".

Material Terms of the Asset Sale Agreement

The Asset Sale Agreement sets forth the various rights and obligations of the Company, and the Buyer. The Asset Sale Agreement also contains various representations and warranties by both the Company, on the one hand, and the Buyer, on the other hand, and other covenants and agreements including covenants and agreements concerning the conduct of the business of the Company prior to the consummation of the Asset Sale, and agreements concerning confidentiality.

The Closing of the Asset Sale is subject to certain conditions, including that:

•            the Company and the Buyer comply with their obligations under the Asset Sale Agreement; and
•            the Buyer is satisfied with its due diligence review of the properties, books and records relating to the Smart Card Business.

The Asset Sale Agreement contains indemnification obligations from the Company in favor of the Buyer, including reimbursement to the Buyer in the event the Buyer is harmed by a breach of the covenants or representations and warranties made by the Company and in the Asset Sale Agreement.

Please see the discussion below entitled "ASSET SALE AGREEMENT".

No Fairness Opinion

The Board has not sought a written opinion from any financial advisor as to the fairness of the purchase price to be received by the Company in the Asset Sale or the sale price for the sale of the Eastern Concept Companies.  The Board decided not to obtain a fairness opinion because it believed, in light of the circumstances, it had paid the best price for the Treasure Recovery Business and received the best offer available for the Eastern Concept Companies.  In addition, in light of the size of the transactions, the Board believed the cost of an opinion was prohibitive and outweighed the potential benefit of a fairness opinion.

Use of Proceeds from the Asset Sale

Following the Asset Purchase and the Asset Sale, the Company will continue to operate the Treasure Recovery Business. The Company’s current debts will be assumed by the Buyer in the Asset Sale Agreement and the Company will continue to exist as an operating company, with the operations of the Treasure Recovery Business. The Company's Common Stock will continue to be traded. It is the Board's intention to seek growth through the Treasure Recovery Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to these transactions.

Reasons for the Asset Sale

The Board approved the Asset Purchase and the Asset Sale because it believed that disposing of its operations in the People’s Republic of China and the new direction for the Company in the Treasure Recovery Business are the strategic alternatives most likely to maximize value for the stockholders of the Company.

In reaching its conclusion to approve the Asset Purchase and the Asset Sale, the Board reviewed and considered the Company's current condition and future prospects, including its financial condition, results of operations, anticipated capital expenditures and capital structure, the value of the Company's assets, the Company's likely earning potential and other strategic alternatives for the Company, including the risks associated with these alternatives. After considering these factors and alternatives, the Board determined that the Asset Purchase and the Asset Sale were advisable and in the best interests of the Company, its stockholders and creditors, and that the Company should proceed with both the Asset Purchase and the Asset Sale. For a more complete description of the history preceding the Board's decision to approve the Asset Purchase and the Asset Sale, please see the discussion below entitled "THE ASSET SALE — Background of the Asset Sale".

Appraisal Rights

Under Nevada Law, which governs the Company and the rights of the Company's stockholders, stockholders are not entitled to appraisal rights or other rights to demand fair value for their shares of stock as a result of the Asset Purchase or the Asset Sale.

Certain U.S. Federal Income Tax Consequences

As described in the discussion below entitled "THE ASSET SALE — Certain U.S. Federal Income Tax Consequences", and subject to the limitations and qualifications therein, the Company, will recognize a gain or loss on the disposition of each of the Company's subsidiary's assets pursuant to the Asset Sale. The amount of such gain or loss will be equal to the difference between the portion of the total purchase price allocable to each such asset and the Company's adjusted tax basis in each asset. Any gain recognized by the Company from the Asset Sale generally may be offset by other tax attributes of the Company, such as net operating losses and/or tax credits to the extent they are available and allowed under the U.S. federal income tax laws.

Risk Factors

The Asset Purchase and the Asset Sale involves a number of risks. You should read and carefully consider the information about such risks set forth in the discussion below entitled "THE ASSET PURCHASE”—Background of the Asset Purchase” and “THE ASSET SALE — Background of the Asset Sal”. Since the Asset Sale Agreement and the Asset Purchase Agreement contains certain conditions to the obligations of the Seller or the Buyer, as the case may be, to consummate the Asset Purchase or the Asset Sale, if any of those conditions should not be met, the Seller or Buyer, as the case may be, would have the ability to terminate the Asset Sale Agreement and the Asset Purchase Agreement and not complete the Asset Sale or Asset Purchase.  One of the conditions is a "due diligence out," which permits the Buyer to terminate the Asset Sale Agreement if it is not satisfied in its reasonable discretion as to the results of its due diligence examination, or if it is not satisfied in its reasonable discretion that the representations and warranties made by the Company regarding the performance, condition, and prospects of the Smart Card business are true and accurate and have been materially substantiated by the Buyer prior to Asset Sale Closing.   Similarly the Company may terminate the Asset Purchase Agreement if it is not satisfied in its reasonable discretion as to the results of its due diligence examination, or if it is not satisfied in its reasonable discretion that the representations and warranties made by Blue Water regarding the performance, condition, and prospects of the Treasure Recovery Business are true and accurate and have been materially substantiated by the Blue Water prior to Asset Purchase Closing.

Written Action of Majority Stockholders

Certain stockholders who beneficially own and have the right to vote an aggregate of 62.06 % of the Company's outstanding Common Stock, have agreed to vote in favor of the Asset Purchase Agreement and the Asset Sale. Thus, the Company currently has sufficient stockholder support to approve both the Asset Purchase and the Asset Sale.

Additional Information About the Company

More information about the Company is available from various sources. Please see the discussion below entitled "OTHER INFORMATION."

Additional Questions About the Asset Purchase and the Asset Sale

If you have any additional questions about the Asset Purchase or Asset Sale, or would like additional copies of this Information Statement, you should contact:

SmartPay Express, Inc.
1315 Lawrence Avenue, East, Suite 520
Toronto Ontario, Canada M3A3R3
(416) 510-8351
Attention: Chief Financial Officer

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

A number of the matters discussed in this Information Statement relate to future circumstances and expectations, in particular, whether and when the Asset Purchase and Asset Sale will be consummated. Such matters are subject to risks and uncertainties, and actual results may differ significantly from those discussed herein. Such risks and uncertainties include, among others:  the need to satisfy various conditions to the Closing of both the Asset Purchase and the Asset Sale, including obtaining third party consents, the risk of the completion of due diligence, and the risks that are described from time to time in the Company's reports filed with the SEC, including its Annual Report on Form 10-K, as amended, for the year ended December 31, 2011. This Information Statement speaks only as of its date, and the Company disclaims any duty to update the information herein, except as required by law.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of the Company's equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of May 1,2012, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of five percent (5%) or more of the Company's outstanding Common Stock and (c) all officers and directors of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(4)
Ping Tang (3) Suite 1606-7, 16F, Great Eagle Centre 23 Harbour Road, Hong Kong	446,948	(3)	34.59%

Michael Donaghy Chairman, CEO, CFO, Secretary, and Director	446,948	(5)	34.59%

Benny Lee Rm 1003, Singga Commercial Building 144 Connaught Road West, Honk Kong	354,969	(6)	27.47%

Chen Jun Vice President and Director	--		--%

All Officers and Directors as a Group (2 persons)	446,948		34.59%

(1)	The address for each stockholder unless otherwise noted is c/o SmartPay Express, Inc., 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3
(2)	Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3)	Shares held by Profit Gain Management, Limited (“Profit Gain”), a company which Ping Tang has voting and investment control over. Mr. Tang is our former President, CEO and Director.
(4)	Calculation based on 1,292,166 shares outstanding as of the date of this Information Statement.
(5)	Mr. Donaghy has voting control only over the shares of stock owned by Profit Gain.
(6)	Shares held by East Sincere Management Limited, a company which Benny Lee has voting and investment control over. Mr. Lee is our former CEO and director.

THE ASSET PURCHASE AND THE ASSET SALE

General

On May 9, 2012, the Board approved the Asset Purchase and the Asset Sale and adopted the Asset Purchase Agreement and the Asset Sale Agreement, subject to obtaining stockholder approval.

The full text of the Asset Purchase Agreement and the Asset Sale Agreement are set forth in Annex A and B, respectively, attached to this Information Statement.

Contact Information of Each Party to the Asset Purchase Agreement

The Company's principal executive offices are located at 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3
The Company's telephone number is (416) 510-8351.

The Seller's principal executive offices are located at 19 Scott Street, Welaka, Florida 32193. Seller's telephone number is (904) 215-7601.

The Buyer, Mr. Liu Shi Neng’s address is No. 1 Hexi Four Alley, Henuangang Village, Beisha, Nanhai  District, Lishui Town, Foshan, Guangdong Province, China.

Business Conducted by the Parties to the Asset Purchase Agreement

The Company was formed in 2004, and through the Eastern Concept Companies, is principally engaged in providing smart card payment systems and related value-added services mainly in the Guangdong province of the People’s Republic of China. Foshan is a “non-bank” card issuer/operator with support from the municipal government and approval from the People’s Bank of China to collect deposits as prepayments stored in the chip embedded in the smart card.

 Blue Water was formed in 2004 and is engaged in the search for and recovery of historical cultural artifacts and intrinsically valuable cargo from shipwrecks, to be marketed through auction houses, web sites and directly to the public.

Mr. Lui Shi Neng is an individual engaged in business in China.

Background of the Asset Purchase and Asset Sale

As part of its regular evaluation of our business, our Board regularly considers opportunities for business combinations, strategic transactions, and financing transactions in order to enhance shareholder value.  In mid-April 2012, we were approached by the Seller during an unrelated meeting, and they expressed an interest in having a discussion about a potential transaction. We met again in a few days later in April of 2012, and began a gradually more serious discussion about us purchasing Blue Water’s assets.  The Company had been looking to conduct business in North America and was also looking to dispose of its Chinese assets, in the Eastern Concept Companies.  The Seller’s business was  very attractive to the Company because of its potential for growth and its vast experience in the industry.

Concurrent with these discussions, we were actively searching for a party to purchase the Eastern Concept Companies.  To do so, our Board sought the assistance of Mr. Donaghy, our CEO and President, to assist us in evaluating options for a potential strategic divestiture.

The Board met on April 23, 2012 with our executive management team to discuss the current situation of the business and its future prospects.  During that meeting, the executive management team gave the Board an overview of the status of our current operations, prospects, strengths, weaknesses, and opportunities, looking out over the next 1-3 year time horizon.

On April 27, 2012, the Board met to discuss the options that had been presented by management regarding the potential Asset Purchase and Asset Sale opportunities.  The Board decided to continue the discussions with the current parties, but no decision was made at that time as to a specific direction.  The Board discussed the idea of creating an auction or otherwise proactively shopping the Company to identify other alternative interests, but decided that due to the small, competitive nature of the industry, such activity would create substantial risk to the prospective opportunities under discussion.

The Board met again on April 30, and May 9, 2012, to continue to discuss the merits of the various transactions before it.  During these meetings, the Board discussed the factors that it believed were relevant in the Asset Purchase and the Asset Sale.  The Board discussed how the efforts of management had improved the operations and reestablished important relationships and credibility of the Company, but also decided that it was necessary to consider alternatives to our current business model to protect stockholder value.

In particular, the discussion focused on the continued cash constraints of the Company, and the limited options we faced in the credit and equity markets.  Further, the Board discussed and understood the relevant cost of equity for the Company at this time.  The Board discussed the limited opportunities for growth without additional capital, whether debt or equity.

The Board also discussed the drawbacks of entering into the Asset Purchase and the Asset Sale.  Most notably, the Board discussed the risks and contingencies related to the announcement and pendency of the transactions, including the impact on our customers, employees, suppliers, and relationships with other third parties.  In addition, the Board addressed the following potential risks associated with the proposed transaction:

●	The conditions to the Buyer's obligation to complete the asset sale and the right of the Buyer to terminate the Asset Sale Agreement prior to closing;
●	The conditions to the Seller's obligation to complete the asset purchase and the right of the Seller to terminate the Asset Purchase Agreement prior to closing;
●
The risks and cost to the Company if either or both of the Asset Purchase or the Asset Sale did not close, including the diversion of management and employee attention, potential employee and customer attrition, and the potential impact on the Company's business;

●	The possibility of delays due to unforeseen circumstances and the impact of any such delays on the ultimate terms and timing for the completion of the transactions; and
●	The period of time in which Buyer may make claims for indemnification under the Asset Purchase Agreement or the Asset Sale Agreement .

On May 9, 2012, the Board approved the material terms of the Asset Purchase from Blue Water and the Asset Sale to Liu Shi Neng subject to each final approval and negotiation of documents.

On May 9, 2012, the Board met telephonically to review the draft documents and directed management to continue to finalize and refine those documents with legal counsel.

On May 10, 2012, the Company's stockholders representing 62.06 % in interest executed a written action in lieu of meeting approving the Asset Sale and the Asset Sale Agreement and the Asset Purchase and the Asset Purchase Agreement.

On May 10, 2012 the parties signed the definitive transaction documents.

Required Approval of the Asset Purchase and Asset Sale

The Closing of the Asset Purchase and Asset Sale is subject to the approval by a majority vote of the outstanding shares of the Company's Common Stock.  Certain stockholders of the Company have the requisite vote to approve the Asset Purchase and Asset Sale. Stockholders representing 62.06 % in interest have executed a written action in lieu of meeting approving the Asset Sale and the Asset Sale Agreement and the Asset Purchase and the Asset Purchase Agreement.

Accounting Treatment of the Asset Sale

The Asset Sale will be accounted for as a sale of assets transaction. At the Closing of the Asset Sale, any excess in the purchase price received by the Company, less transaction expenses, over the net book value of the net assets sold will be recognized as a gain by the Company.

Certain U.S. Federal Income Tax Consequences

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Asset Sale to the Company and its stockholders. Stockholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of stockholders under the laws of any state, local or foreign taxing jurisdiction.

This discussion describes certain U.S. federal income tax consequences of the Asset Sale. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein. This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their Company stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their Company stock through, partnerships or other pass-through entities, or persons who acquired their Company stock through the exercise of an employee stock option or otherwise as compensation). In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the opinion of the Company. No ruling has been requested from the Internal Revenue Service (the "IRS") with respect to the anticipated tax treatment of the Asset Sale, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below. Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Asset Sale. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level.

Consequences to the Company

For U.S. federal income tax purposes, the Company will recognize gain or loss on the disposition of each of the assets of the Eastern Concept Companies pursuant to the Asset Sale in an amount equal to the difference between the portion of the total purchase price allocable to each such asset and adjusted tax basis in each asset. Any gain recognized by the Company from the Asset Sale may be offset by other tax attributes of the Company such as consolidated net operating loss carryforwards and/or tax credits to the extent they are available and allowed by the U.S. federal tax laws. The Company has not fully evaluated the adjusted tax basis of the Eastern Concept Companies’ assets and/or how the purchase price will be allocated among the assets for U.S. federal income tax purposes. Therefore, it is not able to fully analyze the tax treatment of the transaction to determine how much gain or loss will be realized in the transaction or provide additional disclosure in this report with respect to the U.S. federal income tax consequences of the Asset Sale to the Company. The Company anticipates that the Company’s net operating loss carryforwards will offset any gain on the sale of the assets; provided, however, that the Company could be subject to an alternative minimum tax.

Consequences to the Stockholders

The Asset Sale will not produce any separate and independent tax consequences to the Company's stockholders. However, upon distributions of any amounts (whether in cash or in kind) to the Company's stockholders, the stockholders may recognize income or gain and be subject to the payment of income tax at that time. No distributions to stockholders are intended as a result of the consummation of the Asset Purcahse or the Asset Sale.

Post-Closing

Following the Asset Purchase and the Asset Sale, the Company will continue to operate the Treasure Recovery Business. The Company's current debts will be assumed by the Buyer in the Asset Sale. However, the Company will continue to exist as an operating company, with the operations of the Treasure Recovery Business. The Company's Common Stock will continue to be traded.

It is the Board's intention to seek growth through the Treasure Recovery Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to the Treasure Recovery Business.  However, the Company is not currently engaged in meaningful negotiations with any such business.

It is also possible that the Company might not be successful in growing its Treasure Recovery Business nor in finding a suitable company to acquire or merge with. If, over time, the Company fails to grow its Treasure Recovery Business or to find a suitable company to acquire or merge with, then the Company may consider liquidating and dissolving. If liquidation were to occur, any remaining assets of the Company would be sold, and (after payment of the Company's remaining liabilities) the cash proceeds, together with all other cash then held by the Company, would be distributed to the Company's stockholders. If liquidation were to occur, the Company would then be dissolved and would cease to exist.

THE ASSET PURCHASE AGREEMENT

The following description summarizes the material provisions of the Purchase Agreement and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is included as Annex A to this Information Statement. The following description is not intended to provide any other factual information about the Company or the Seller. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by certain disclosures not reflected in the text of the Purchase Agreement. The representations and warranties in the Purchase Agreement may have been made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties in the Purchase Agreement should not be viewed or relied on as characterizations of the actual state of facts about or conditions of the Company, or the Seller. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures. We urge you to read the full text of the Purchase Agreement because it is the legal document that governs the Asset Purchase.

General

Subject to the conditions contained in the Purchase Agreement, the Company agreed to purchase the Acquired Assets from Blue Water for 18,136,500 shares of restricted common stock of the Company,  par value $0.001 per share.

Assets

The Acquired Assets include a substantial portion of the assets of Blue Water’s business of treasure recovery, including but not limited to:

•            previously recovered treasure;
•            the intellectual property related to the Treasure Recovery Business;
•            vessels and tools used in the Treasure Recovery Business;
•            business and customer lists;
•            inventories and fixed assets.

Purchase Price

The Purchase Price for the Assets is 18,136,500 shares of the Company's restricted common stock, par value $0.001 per share.  At the Closing, the Company will issue to the Seller 18,136,500 shares of its restricted common stock, par value $0.001 per share in full satisfaction of the Purchase Price.

Representations and Warranties

Article III of the Purchase Agreement contains customary representations and warranties of the Seller:

•            due organization, valid existence and good standing of the Seller with requisite power and authority to carry on Blue Water’s business as currently conducted;
•            requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale;
•            the accuracy of financial statements;
•            no violation of law;
•            requisite consents;
•            tax matters and compliance with relevant tax laws;
•            real and personal property;
•            condition and sufficiency of assets;
•            inventory;
•            identification of material contracts;
•            pending or threatened actions, suits and other proceedings against the Company and Subsidiary;
•            intellectual property;
•            permits;
•            employee relations;
•            compliance with laws;
•            customer lists;
•            brokers fees;
•            product warranties;
•            insurance;
•            affiliate transactions;
•            seller information; and
•            accuracy of warranties.

Article IV of the Purchase Agreement contains customary representations and warranties by the Company that relate to, among other things:

•            due organization, valid existence and good standing with requisite corporate power and authority to carry on its business as currently conducted;
•            requisite authority and power to execute and deliver the Purchase Agreement and certain related agreements;
•            no violation of law;
•            requisite consents;
•            brokerage fees;
•            financial statements;
•            buyer information; and
•            accuracy of warranties.

Conditions to Closing

Under Article V of the Purchase Agreement, the Company's obligation to complete the Asset Purchase is subject to the following conditions being met:

•             Blue Water will conduct its business in its ordinary and usual course and with reasonable will seek to keep its business intact;
•            Seller will not amend or terminate any material respects or contracts without prior written notice to the Company;
•            Seller will materially comply with all applicable laws.

Covenants

Article VI of the Purchase Agreement contains a number of covenants with respect to the period between the execution of the Purchase Agreement and the Closing by the Company and Seller, including, but not limited to, covenants relating to:

•            efforts to consummate the Purchase Agreement;
•            access to Seller information and material effects;
•            notification of certain matters;
•            retention of records regarding pre-closing assets
•            preparation and filing of the Information Statement;
•            public announcements; and
•            delivery of financial records by guarantor.

Conditions to Obligation of Purchaser

Under Article VII of the Purchase Agreement, the Company’s obligation to purchase assets on the Closing Date is subject to each of the following conditions:

•            representations and warranties of Seller are true and correct
•            Seller’s performance and compliance with respect to all of its covenants and agreements
•            no legal action threatening the execution of the Purchase Agreement in effect;
•            retention of records regarding pre-closing assets
•            Purchaser is satisfied with its due diligence investigation of Purchased Assets; and
•            Seller has delivered all required documents at closing.

Conditions to Obligation of Seller

Under Article VIII of the Purchase Agreement, the Seller’s obligation to uphold the Purchase Agreement is subject to each of the following conditions being met:

•            representations and warranties of Purchaser are true and correct
•            Purchaser’s performance and compliance with respect to all of its covenants and agreements
•            no legal action threatening the execution of the Purchase Agreement
•            all documents required to be delivered by Purchaser have been delivered to Seller

Indemnification and Survival

The Company is indemnified by the Seller, and likewise, the Seller by the Company, against all losses, damages, liabilities and expenses arising from loss or damage due to misrepresentation or breach of warranty, or any violation of covenant by the Seller or Company, respectively; any loss or damage stemming from a claim, liability, obligation or debt not explicitly assumed by the Company, or, in the case of the Seller, expressly assumed by the Company; any incidental costs or proceedings associated with the previous.

In the event of the assertion of a claim that might require the indemnification of any party, the Indemnitee must give the Indemnitor written notice of such claim within reasonable time, such that the Indemnitor has the opportunity to contest the claim in court.

If the Indemnitee claims any loss, Indemnitee must give a 15-day written notice to the Indemnitor stating the nature and amount of the loss. If the Indemnitor fails to respond, the Indemnitee’s assertion is carried. If they contest within the 15-day period, binding arbitration will settle the claim. Indemnitee and Indemnitor may mutually agree in writing on the terms of any claim of loss. Furthermore, payment of any established loss must be made within 10 days of its being established.

Indemnification is limited, among other ways, in that losses must be limited to the purchase price, and no liability shall incur except that losses exceed $100,000, and then only to the extent of the excess. Furthermore, the amount of any loss will be reduced by the insurance proceeds to be collected by the Indemnitee with respect to any loss..

Termination

Article X of the Purchase Agreement sets forth the rights of each party to terminate the Purchase Agreement prior to the Closing of the Asset Sale and provides that the Purchase Agreement may be terminated at any time prior to Closing:

•     by mutual written consent of Purchaser and Seller; or
•     by either Purchaser or Seller if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement; or
•     by either Purchaser or Seller if any permanent injunction or other order of a court or competent authority or government agency which prevents the consummation of the transaction contemplated by this Agreement shall have become final and not appealable; or
•     by Seller if any of the conditions specified in Article VIII has not been met or waived by Seller at any such time as such conditions can no longer be satisfied; or
•     by Seller if any of the conditions specified in Article VIII has not been met or waived by Seller at any such time as such conditions can no longer be satisfied; or

This summary of the Asset Purchase Agreement is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement attached as Annex A to this Information Statement.

 THE ASSET SALE AGREEMENT

The following description summarizes the material provisions of the Asset Sale Agreement and is qualified in its entirety by reference to the complete text of the Asset Sale Agreement, which is included as Annex B to this Information Statement. The following description is not intended to provide any other factual information about the Company or the Seller. In particular, the assertions embodied in the representations and warranties contained in the Asset Sale Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by certain disclosures not reflected in the text of the Asset Sale Agreement. The representations and warranties in the Asset Sale Agreement may have been made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties in the Asset Sale Agreement should not be viewed or relied on as characterizations of the actual state of facts about or conditions of the Company, or the Seller. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Sale Agreement, which subsequent information may or may not be fully reflected in our public disclosures. We urge you to read the full text of the Asset Sale Agreement because it is the legal document that governs the Asset Sale.

General

Subject to the conditions contained in the Asset Sale Agreement, the Purchaser agreed to purchase the Disposed Assets from the Company for a purchase price of assuming all liabilities of the Company, to be adjusted at the date of the Asset Sale Closing.

Assets

The Disposed Assets include all of the assets of the Company related to its holdings in the Eastern Concept Companies, which assets include, but are not limited to:

•            the intellectual property related to the Smart Card business;
•            computer systems and equipment used in the Smart Card business;
•            customer lists and inventories; and
•            fixed assets.

Purchase Price and Adjustments

The Purchase Price for the Assets is the assumption of all the Company’s liabilities as of the Closing Date. On the Closing Date the Purchaser shall be responsible for all taxes to the national and local tax bureaus.   The Company shall not be responsible for Federal, State and local income taxes and sales taxes on income earned, and income made up to and including Closing Date. On or before the Closing Date, the companies shall agree to a mutually acceptable allocation of the Purchase Price.

Upon execution of the Agreement, Purchaser shall become liable in all respects for any and all the debts, liabilities or obligations, whether disclosed or undisclosed, attributable to the conduct of the Business, prior to the closing.

Representations and Warranties

Section 12 of the Sale Agreement contains customary representations and warranties of the Company as the Seller that relate to, among other things:

•            due organization, valid existence and good standing of the Company;
•            requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale;
•            no violation of law;
•            requisite consents;
•            compliance with laws;
•            brokers fees; and
•            accuracy of warranties.

Section 13 of the Sale Agreement contains customary representations and warranties by the Purchaser that relate to, among other things:

•            due organization, valid existence and good standing with requisite corporate power and authority to carry on its business as currently conducted;
•            requisite authority and power to execute and deliver the Sale Agreement and certain related agreements;
•            no violation of law;
•            requisite consents;
•            brokerage fees;
•            informed decision;
•            buyer information; and
•            accuracy of warranties.

Default; Remedies

As described in Section 16 of the Sale Agreement, in the event that one party fails to close in accordance with the terms of the Sale Agreement, such party must give the other party notice of such default and the party receiving notice has 10 days to close on the Sale Agreement. If these 10 days expire and there has been no closure, the non-defaulting party may bring suit for damages or proceed to Closing, or either party may terminate the Agreement.

Closing and Closing Date

The closing shall take place at a place that is mutually agreed upon by all parties on or about May 30, 2012.

Regulatory Approvals

No federal or state regulatory requirements must be complied with, or approval must be obtained, in connection with the Asset Purchase or the Asset Sale.

Financial Advisory Fees

No financial advisory fees are payable in connection with the transactions contemplated in this Information Statement.

Past Contacts, Transactions, Negotiations and Agreements

Other than in connection with the Asset Purchase or Asset Sale, within the two (2) years prior to the date of this Information Statement, there have not been any negotiations, transactions or material contacts between the Company, or its affiliates, and Buyer, or his affiliates, or Seller or its affiliates, as the case may be,  regarding any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company's, or its affiliate's, securities, election of the Company's, or its affiliate's, directors or sale or other transfer of a material amount of the Company's assets.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The unaudited pro-forma consolidated balance sheets as of December 31, 2011 have been prepared assuming the Asset Purchase and Asset Sale occurred on that date.   The unaudited pro-forma consolidated statements of operations for the nine months ended September 30, 2011 and 2010 as well as for the fiscal year ended December 31, 2011 and 2010 have been prepared assuming the Asset Purchase and Asset Sale occurred as of the beginning of each respective period. The unaudited pro-forma consolidated financial information is presented for informational purposes only, includes assumptions and adjustments as explained in the accompanying notes and is not necessarily indicative of the results of future operations of the Company or the actual results of operations that would have occurred had the Asset Sale or Asset Purchase been consummated as of the dates indicated above.

The unaudited pro forma consolidated financial information should be read in conjunction with our historical consolidated financial information and the notes thereto contained in our reports filed with the SEC.

	December 30, 2011
	Historical Consolidated		Pro Forma Adj.		Pro Forma
Assets
Current Assets
Cash and cash equivalents	866,342		7,482	(A)	7,482
Trade receivables third parties	332,461		0	(B)	0
Trade receivables related party	6,231		0	(B)	0
Prepayments and Deposits	6895		0	(B)	0
Inventories	4,409		0	(B)	0
Other debtors	47,940		0	(B)	0
Total current assets	1,264,278		7,482	(A)	0
Property, plant and equipment, net	29,245		743,108	(A)(B)	0
Intangible assets, net	503,372		--		0

Total assets	1,796,895		822,081		822,081

Liabilities and Stockholders' Equity
Current Liabilities
Trade payables	803,112		0	(C)	0
Accrued charges and other payables	284,768		322,200	(D)	322,200
Amount due to related parties	368,610		40,464	(D)	40,646
Income tax payable	10,323		0	(C)	—
Temporary receipts	8,202		0	(C)	-
Long Term Liabilities
Notes due foreign investors	--		228,259	(D)	228,259
Notes due to related parties	--		1,718,334	(D)	1,718,334
Total liabilities	1,475,015		2,309,439	(D)	2,309,439
Stockholders' Equity
Common stock, $.001 par value; 300,000,000 shares authorized; 19,428,666 shares issues and outstanding	1,292		19,429		19,429
Additional paid-in capital	2,009,454		-		2,009,454
Statutory reserve	319				319
Accumulated deficit	(1,803,435	) )	(1,713,125)	((D-1)	(3,516,560)
Accumulated other comprehensive income	114,250		-		0
Total stockholders' equity	321,880		(1,809,328)		(1,487,358)

Total liabilities and stockholders' equity	1,796,895				822,081

(A)     Assets transferred to buyer as part of asset sale agreement and assets received from seller in asset purchase agreement
(B)     Assets transferred to buyer as part of asset sale agreement.
(C)     Liabilities assumed by Buyer as part of asset sale agreement.
(D)     Liabilities assumed from seller in asset purchase agreement.
(D-1) Accumulated deficit from seller in asset purchase agreement.

		Nine Months ended September 30, 2011
	Historical Consolidated	Pro Forma Adjustments			Pro Forma
Operating revenues
Service Income	656,202	8,431	(E)		8,431

Operating expenses
Subcontracting and other service costs	(410,503)	(178,542)	(F) (	)	(178,542)
Staff Costs	(78,019)	0			0
Depreciation of property, plant & equipment	(14,953)	0			0
Amortization of Intangible Assets	(91,596)	0			(91,596)
Other, general & admin expenses	(395,895)	(107,460)	(F)		(107,460)

Income (loss) from operations	(334,764)	(286,002)			(286,002)

Other income (expense)	15,018	1441			1441

Income (loss) before income tax and non-controlling interests	(319,746)	(284,561)			(284,561)

Income taxes	(18,971)	(96,751)	(G)		(96,751)

Net income (loss) from continuing operations including non-controlling interests	(338,717)	(381,312)			(381,312)

Discontinued operations	--	0			0

Net income (loss) from including non- controlling interests	(338,717)	(381,312)			(381,312)

Add: Net income (loss) from continuing operations attributable to non- controlling interests	--	--			---

Add: Net income (loss) from discontinued operations attributable to non- controlling interests	--	---			---

Net (loss) income attributable to SPYE common shareholders	(338,717)	(381,312)			(381,312)

Other comprehensive income -Foreign currency translation (loss) income	26,326	--			--

Total comprehensive (loss) income	(312,391)	(381,312)			(381,312)

Weighted average shares of common stock
Basic	1,292,166	18,136,500			19,428,666
Diluted	1,292,166	18,136,500			19,428,666

Gain (loss) per basic and diluted share:
Continuing operations	$(26.21)	$(0.0196)

(E) Approximate add back of assumed sales retained by seller
(F) Estimated cost savings due to the asset purchase agreement
(G) Net effect of adjustments at a 34% tax rate

		Nine Months ended September 30, 2010
	Historical Consolidated	Pro Forma Adjustments		Pro Forma
Operating revenues
Service Income	1,235,446	6,476	(E)	6,476

Operating expenses
Subcontracting and other service costs	(699,062)	(301,406)	((F) (	(301,406)
Staff Costs	(168,483)	0		0
Depreciation of property, plant & equipment	(12,459)	(123,992)		(123,992)
Amortization of Intangible Assets	(154,238)	-		-

Other, general & admin expenses	(177,555)	(231,003)	(F)	(231,003)

Income (loss) from operations	23,649	(649,925)		(649,925)

Other income (expense)	(15,582)	—		0

Income (loss) from continuing operations	8,067	(649,925)		(649,925)

Benefit (loss) from income taxes	0	(220,975)	(G)	(220,975)

Net income (loss) from continuing operations	8,067	(870,900)		(870,900)

Discontinued operations	599,053	0		0

Net income (loss) from including non- controlling interests	607,120	(870,900)		(870,900)

Add: Net income (loss) from continuing operations attributable to non- controlling interests	834	-		-

Add: Net income (loss) from discontinued operations attributable to non- controlling interests	131	-		-
Net (loss) income attributable to SPYE common shareholders	608,085	(870,900)		(870,900)
Other comprehensive income -Foreign currency translation adjustment	-	-		-

Total comprehensive (loss) income	608,085	(870,900)		(870,900)

Weighted average shares of common stock
Basic	1,292,166	18,136,500		19,428,666
Diluted	1,292,166	18,136,500		19,428,666

Gain (loss) per basic and diluted share:
Continuing operations	$0.69	$(0.0448)

(E) Approximate Blue Water income for period.
(F) Estimated Blue Water expenses for the period.
(G) Net effect of adjustments at a 34% tax rate

		Year ended December 31, 2011
	Historical Consolidated	Pro Forma Adjustments		Pro Forma
Operating revenues
Service Income	1,015,993	11,241	(E)	11,241

Operating expenses
Subcontracting and other service costs	(509,810)	(238,056)	(F) (	(238,056)
Staff Costs	(109,407)	-		-
Depreciation of property, plant & equipment	(18,266)	(---)		(--)
Amortization of Intangible Assets	(122,991)	-		-
Impairment loss of intangible assets	(66,621)	-		-
Other, general & admin expenses	(528,343)	(143,280	(F)	(143,280)

Income (loss) from operations	(339,445)	(370,094)		(370,094)

Other income (expense)	77,484	1921		1921

Income (loss) from continuing operations	(261,961)	(368,173)		(368,173)

Benefit (loss) from income taxes	(59,693)	(129,599)	(G)	(129,599)

Net income (loss) from continuing operations	(321,654)	(497,772)		(497,772)

Discontinued operations	--	0		0

Net income (loss) from including non- controlling interests	(321,654)	(497,772)		(497,772)

Add: Net income (loss) from continuing operations attributable to non- controlling interests	--	-		-

Add: Net income (loss) from discontinued operations attributable to non- controlling interests	--	-		-
Net (loss) income attributable to SPYE common shareholders	(321,654)	(497,772)		(497,772)
Other comprehensive income -Foreign currency translation adjustment	23,921	-		-

Total comprehensive (loss) income	(297,733)	(497,772)		(497,772)

Weighted average shares of common stock
Basic	1,292,166	18,136,500		19,428,666
Diluted	1,292,166	18,136,500		19,428,666

Gain (loss) per basic and diluted share:
Continuing operations	$(0.2489)	$(0.0256)

(E) Approximate Blue Water income for period.
(F) Estimated Blue Water expenses for the period.
(G) Net effect of adjustments at a 34% tax rate

		Year ended December 31, 2010
	Historical Consolidated	Pro Forma Adjustments		Pro Forma
Operating revenues
Service Income	1,462,296	8,635	(E)	8,635

Operating expenses
Subcontracting and other service costs	(912,661)	(401,874)	(F)	(401,874)
Staff Costs	(186,416)	0		0
Depreciation of property, plant & equipment	(18,593)	(165,322)		(165,322)
Amortization of Intangible Assets	(205,651)	-		-
Impairment loss of intangible assets	(441,176)	-		-
Allowance for doubtful accounts	(49,355)	-		-
Other, general & admin expenses	(237,797)	(308,005)	(F)	(308,005)

Income (loss) from operations	(589,353)	(866,566)		(866,566)

Other income (expense)	16,339	—		0

Income (loss) from continuing operations	(573,014)	(866,566)		(866,566)

Benefit (loss) from income taxes	0	(294,632)	(G)	(294,632)

Net income (loss) from continuing operations	(573,014)	(1,161,198)		(1,161,198)

Discontinued operations	599,053	0		0

Net income (loss) from including non- controlling interests	26,039	(1,161,198)		(1,161,198)

Add: Net income (loss) from continuing operations attributable to non- controlling interests	834	-		-

Add: Net income (loss) from discontinued operations attributable to non- controlling interests	131	-		-
Net (loss) income attributable to SPYE common shareholders	27,004	(1,161,198)		(1,161,198)
Other comprehensive income -Foreign currency translation adjustment	16,274	-		-

Total comprehensive (loss) income	43,278	(1,161,198)		(1,161,198)

Weighted average shares of common stock
Basic	1,292,166	18,136,500		19,428,666
Diluted	1,292,166	18,136,500		19,428,666

Gain (loss) per basic and diluted share:
Continuing operations	$0.0209	$(0.0598)

(E) Approximate Blue Water income for period. (F) Estimated Blue Water expenses for the period. (G) Net effect of adjustments at a 34% tax rate

AMENDMENT TO ARTICLES OF INCORPORATION

Description of the Amendment

This Information Statement is also being furnished to inform you the we have adopted an amendment to Article 1 of the Company's Articles of Incorporation (the "Articles"), which changes the name of the Company in the Articles from "SmartPay Express Inc." to "Blue Water Ventures of Key West, Inc."  The amendment is being undertaken in connection with, and is a condition of, the Closing of the Asset Purchase in accordance with the provisions of the Asset Purchase Agreement.

Actions Taken to Authorize the Amendment

The Company's Board of Directors adopted a resolution setting forth the proposed amendment to the Articles, declared its advisability, and submitted the resolution for stockholder approval by written consent of the holders of shares representing a majority in voting power of issued and outstanding shares of Common Stock.  Under Nevada Law, stockholders may take action by written consent without a meeting of stockholders and without prior notice if the consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.  The amendment to the Articles requires the affirmative vote of the holders of a majority in voting power of total issued and outstanding shares of our capital stock.  Because the written consent of the holders of a majority in voting power of issued and outstanding shares of our capital stock satisfies all applicable stockholder voting requirements for the amendment of the Articles, we will not hold a stockholders meeting to consider the amendment to the Articles and are not asking you for a proxy or to take any other action at this time.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.  As provided in these regulations, the amendment to the Articles may not be filed with the Secretary of State of the State of Nevada or become effective for at least 20 calendar days after we mail this Information Statement to our stockholders.  This Information Statement is first being mailed on or about May 10, 2012 to all stockholders of record as of May 1, 2012. We expect the amendment to the Articles to become effective on or around May 31, 2012.

CHANGE TRADING SYMBOL AND CUSIP NUMBER

Actions Taken to Authorize Trading Symbol Change and Cusip Number

The Company’s Board of Directors adopted a resolution to authorize the change in the Company’s trading symbol to “BWVK” from “SPYE” and to also change the cusip number for the stock.  The Board deemed the changes advisable and submitted the resolution for stockholder approval by written consent of the holders of shares representing a majority in voting power of issued and outstanding shares of Common Stock.  Under Nevada Law, stockholders may take action by written consent without a meeting of stockholders and without prior notice if the consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. The Company does not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of Common Stock held of record by such persons, and the Company will not reimburse them for their expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to the Company at:  SmartPay Express, Inc., 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, one Information Statement may be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to the Company Secretary, 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3, or at telephone number (416) 510-8351.

OTHER INFORMATION

The Company files annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

INCORPORATION OF INFORMATION BY REFERENCE

The following financial information is incorporated in this Information Statement by this reference and made a part hereof:

•      Audited financial statements for our fiscal years ended December 31, 2011 and December 31, 2010, which appear on pages F-1 to F-23 of our Annual Report on Form 10-K that was filed on April 16, 2012; and
•      Unaudited financial statements for the nine months ended September 30, 2011 and September 30, 2010, which appear in Part 1, Item 1 of our Quarterly Report on Form 10-Q that was filed on November 21, 2012.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written or telephone requests should be directed to us at:

SmartPay Express, Inc.
1315 Lawrence Avenue, East, Suite 520
Toronto Ontario, Canada M3A3R3
(416) 510-8351
Attention: Chief Financial Officer

Dated: May 10, 2012

By Order of the Board of Directors,

/s/ Michael Donaghy
Chairman and Chief Executive Officer, Chief Financial Officer,
and Secretary

Annex A

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

SMARTPAY EXPRESS INC. ("BUYER")

AND

BLUE WATER VENTURES, INC.

("SELLER")

Dated as of May 10, 2012

 ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is entered into as of this 10th day of April, 2012, by and between Smart Pay Express, Inc., a Nevada corporation ("Purchaser" or “Smart Pay”), and Blue Water Ventures of Key West, Inc., a Florida corporation (“Seller” or “Blue Water”).

RECITALS:

WHEREAS, Purchaser desires to purchase from Seller, and Seller desire to sell to Purchaser, all of the assets owned by Seller, all as more fully described below, on the terms and conditions set forth herein; and

WHEREAS, the Boards of Directors of both Purchaser and Seller believe that this Agreement is in the best interests of each corporation and that all of their respective shareholders and in furtherance thereof have approved and recommended this Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises, agreement and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF ASSETS

1.1           Purchased Assets.

Subject to, and upon the terms and conditions contained herein, at the Closing (as hereinafter defined), Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase, accept and acquire from Seller, all of assets of Seller, in consideration of the securities Purchaser shall issue and deliver to Seller, as described in Section 2.1, below.  The term “Purchased Assets,” as used in this Agreement and depending upon the context also sometimes refers to and includes the corporate entity and business and properties of Seller.

1.2           Assumption of Certain Liabilities.

On the Closing Date, Purchaser shall assume and agree to undertake to pay, perform and discharge as and when due, and shall indemnify Seller for and hold Seller harmless from and against each of the following obligations, responsibilities, liabilities and debts (collectively, the "Assumed Liabilities"):

(a)           All obligations, responsibilities and liabilities of Purchaser incurred on and after the Closing Date in connection with the performance by Purchaser;

(b)           All obligations, responsibilities and liabilities of  Purchaser arising on and after the Closing Date from Purchaser's use, ownership, possession, sale or operation of the Purchased Assets.

1.3           Excluded Liabilities

Except as set forth in Schedule 1.3 hereto and except for any Assumed Liabilities assumed by Purchaser under Section 1.2, above,  the purchase by Purchaser of the Purchased Assets shall be free and clear of all liens, claims and encumbrances of any kind and nature, including any debts, obligations or liabilities whatsoever of any person who at any time may have been in possession of the Purchased Assets, whether such liabilities are actual or contingent, known or unknown, liquidated or unliquidated, whether existing tax liabilities, liabilities to creditors or otherwise (the “Excluded Liabilities").   Also excluded shall be any and all obligations, responsibilities and liabilities set forth on the financial statements of Seller delivered at the Closing as to which  Seller and Purchaser may agree.

ARTICLE II
CONSIDERATION; CLOSING

2.1           Purchase Price.

(a)           Purchase Price.  The consideration to be paid by Purchaser to Seller at the Closing for the Purchased Assets shall be __________ shares of the Purchaser’s common stock (the "Purchase Price"), which Purchaser shall deliver at the Closing. Further, upon the written instructions of Seller, Purchaser hereby agrees to deliver said Purchase Price in the form of certificates registered in the names of the Seller’s designees as of the Closing Date.

(b)           Other.  Simultaneous with the Closing, all directors of Seller shall deliver their resignations as a director of Seller and any of its subsidiaries, to be effective at Closing, and W. Keith Webb shall be elected as a director of Purchaser to serve on the Board along with Michael Donaghy, to be effective at Closing, by written consent of shareholders of Purchaser owning of record a majority of Purchaser’s issued and outstanding shares of common stock.

2.2           Time And Place of Closing.

The transaction provided for by this Agreement shall be consummated (the "Closing") at the offices of the Company, located at  on May 10, 2012, or such other place and date as may be agreed upon by the parties hereto. The date and time of Closing is hereinafter sometimes called the "Closing Date." The Closing shall commence at 10:00 AM., local time, on the Closing Date and proceed promptly to conclusion.

2.3           Deliveries by Seller.

Seller shall deliver to Purchaser at the Closing the following:

(a)           copies, certified as of the Closing Date by the Secretary of Seller, of the appropriate resolution of the Board of Directors of Seller, authorizing the execution, delivery and performance of this Agreement by Seller;

(b)           all of the books and records of Seller; and

(c)           any necessary or appropriate documents to deliver possession of all items of tangible and intangible personal property of Seller included among the Purchased Assets, wherever located.

2.4           Deliveries By Purchaser.

Purchaser shall deliver to Seller at the Closing the following:

(a)           the original stock certificate(s) evidencing  [words and numbers] shares of the common stock of Purchaser, duly endorsed for transfer to Seller or its designee(s).

(b)           copies, certified as of the Closing Date by the Secretary of Purchaser, of (i) the appropriate resolution of the Board of Directors of Purchaser, authorizing the execution, delivery and performance of this Agreement, and (ii) the appropriate resolution of the shareholders of Purchaser authorizing the execution, delivery and performance of this Agreement by Purchaser.

(c)           any necessary or appropriate documents requested by Seller in order to close this Agreement.

2.5           Taxes.

Purchaser shall be solely responsible for any sales, use and/or transfer taxes arising from or in connection with the sale of the Purchased Assets hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

As a material inducement to Purchaser to enter into this Agreement and sell the Purchased Assets to Purchaser, Seller hereby represents and warrants to Purchaser that:

3.1           Corporate Status.

Seller is a corporation duly organized and subsisting under the laws of Florida and has full power and authority to own its properties and to carry on the business as presently conducted by it. Seller is duly qualified to do business and is in good standing in all other jurisdictions where the conduct of its business so requires, except where the failure to be so qualified and in good standing would not be reasonably likely to have a material adverse effect on the Purchased Assets. Seller has the power and authority to own and dispose of the Purchased Assets.

3.2           Corporate Authority; Effective Agreement.

Seller has full corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and any and all other agreements, documents or instruments to be executed and/or delivered in connection herewith (collectively, the "Purchase Documents") and to consummate the transactions contemplated herein and therein. This Agreement has been duly executed and delivered by Seller and, assuming it constitutes a valid and binding obligation of Purchaser, is a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

3.3           Brokers or Finders.

Except as set forth in Schedule 3.3, no agent, broker, person or firm acting on behalf of Seller or any of its affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

3.4           No Claims or Litigation.

Except as disclosed in Schedule 3.4, there are no suits, actions, claims, proceedings (including, without limitation, arbitration and administrative proceedings) or governmental investigations pending or, to the knowledge of Seller, threatened against or contemplated against Seller (or any of its affiliates, including directors, officers, employees or agents) relating to or affecting, directly or indirectly, the Purchased Assets. There are no such suits, actions, proceedings, claims or investigations pending or, to the knowledge of Seller, threatened challenging the validity or propriety of, or otherwise involving, this Agreement or the transactions contemplated hereby.  There is no judgment, order, injunction, decree or award issued by any court, arbitrator, governmental body or agency thereof to which Seller is a party and which would materially affect the Purchased Assets or by which any of the Purchased Assets are bound, which is unsatisfied or which requires continuing compliance therewith by Seller.

3.5           Purchased Assets.

Seller has good and valid title to, and is the absolute owner of, all of the Purchased Assets being sold to Purchaser hereunder, free and clear of all liens and encumbrances.

3.6           Consents.

Except as disclosed in Schedule 3.6, no notices, consents, approvals, licenses, permits or waivers are required to execute and deliver this Agreement and to consummate the transactions provided for herein, including the transfer of the Purchased Assets to Purchaser hereby.

3.7           Disclosure.

No representation and warranty of Seller contained in this Agreement, nor any other statement, schedule, certificate or other document delivered or to be delivered by Seller to Purchaser pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

3.8           Securities Act of 1933.

Seller agrees and understands that the Purchase Price consists of securities of Purchaser that are not registered pursuant to Section 5 of the Securities Act of 1933 (“1933 Act”) and therefore would be deemed “restricted securities,” as that term is defined in Rule 144(a )(3) of that Act, and that such securities may not be offered, sold, transferred or otherwise disposed of for value without registration or, in the opinion of counsel, the availability of an exemption from such registration.  Seller also agrees and understands that the certificate(s) evidencing such securities shall bear a customary restrictive transfer legend and shall be subject to stop-transfer at the transfer agent.

3.9           Reliance.

The foregoing representations and warranties are made in conjunction with Seller’s knowledge and expectation that Purchaser, after conducting its thorough investigation of Seller, is placing complete reliance thereon in entering into, and performing its obligations under this Agreement, and the same shall not be affected in any respect whatsoever by the consummation of the transactions contemplated hereby or otherwise.

3.10     Survival of Representations and Warranties.

The representations, warranties and agreements of Seller set forth in this Agreement or in any Schedule attached hereto shall be true, correct, complete and accurate as of the Closing Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

As material inducement to Seller to enter into this Agreement and to sell the Purchased Assets, Purchaser hereby represents and warrants to Seller that:

4.1           Authority; Effective Agreement.

Purchaser has duly authorized and approved the execution and delivery of this Agreement and the performance of the transactions provided for herein. No other action is required in connection herewith. This Agreement constitutes a legal, valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms.

4.2           Brokers or Finders.

Except as disclosed in Schedule 4.2, no agent, broker, person or firm action on behalf of Purchaser or any of his affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

4.3           No Claims or Litigation.

Except as disclosed in Schedule 4.3, there are no suits, actions, claims, proceedings (including, without limitation, arbitral and administrative proceedings) or governmental investigations pending or, to the knowledge of Purchaser, threatened against or contemplated against the Purchaser relating to or affecting, directly or indirectly, the intended business of Purchaser that will utilize the Purchased Assets. There are no such suits, actions, proceedings, claims or investigations pending or, to the knowledge of Purchaser, threatened challenging the validity or propriety of, or otherwise involving, this Agreement or the transactions contemplated hereby.  There is no judgment, order, injunction, decree or award issued by any court, arbitrator, governmental body or agency thereof to which the Purchaser is a party and which would materially affect the Purchased Assets acquired hereunder.

4.4           Disclosure.

No representation and warranty of Purchaser contained in this Agreement (including, without limitation, the Schedules hereto), nor any other statement, schedule, certificate or other document delivered or to be delivered by Purchaser to Seller pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

4.5           Purchaser’s Investigation of Seller.

Purchaser represents and warrants to, and covenants with, the Seller that Purchaser’s affiliate (who is a director of Purchaser) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to the purchase of the Purchased Assets hereunder.  Purchaser’s affiliate has requested, received, reviewed and considered all information he deems relevant in making an informed decision to acquire the Purchased Assets, and in connection with his decision to acquire the Purchased Assets herein, has relied solely upon his own knowledge and investigation of the Seller’s books and records related to the Purchased Assets and the representations and warranties of Seller set forth herein.

4.6           Omitted.

4.7           Reliance.

The foregoing representations and warranties are made by Purchaser with the knowledge and expectation that Seller is placing complete reliance thereon in entering into, and performing its obligations under, this Agreement, and the same shall not be affected in any respect whatsoever by any investigation heretofore conducted by or on behalf of Purchaser, whether in contemplation of this Agreement or otherwise.

4.8           Survival of Representations and Warranties.

The representations, warranties and agreements of Purchaser as set forth in this Agreement or in any Schedule attached hereto are made as of the date of this Agreement and shall be true, correct and accurate on and as of the Closing Date.

ARTICLE V
CONDUCT OF BUSINESS PENDING CLOSING

5.1           Conduct of Business Pending Closing.

Seller agrees that between the date hereof and the Closing Date, Seller shall:

(a)           conduct its business in a good and diligent manner in the ordinary and usual course of its business;

(b)           not enter into any contract, agreement, commitment or other arrangement for or on behalf of Blue Water with any party, other than contracts in the ordinary course of Blue Water’s business, and not amend or modify, in any material respect, or terminate any material contract of Blue Water, without the prior written consent of Purchaser;

(c)           use reasonable efforts to preserve Blue Water’s business organization intact, to keep available the service of its employees and to preserve its relationships with customers, suppliers and others with whom it deals; and

(d)           comply in all material respects with all provisions of applicable laws, rules and regulations.

ARTICLE VI
FURTHER COVENANTS AND AGREEMENTS

6.1           Consummation Of Agreement.

Each of the parties agrees to perform its obligations hereunder and to use its reasonable best efforts to cause the consummation of the transactions contemplated by this Agreement in accordance with, and subject to, the terms and conditions of this Agreement.

6.2           Access to Information; Confidentiality.

Subject to existing confidentiality obligations of and between Purchaser and Seller:

(a)           Seller shall give to Purchaser and its agents reasonable access to its and BLUE WATER’s facilities, the Purchased Assets and all of Seller's and Blue Water’s documents, books and records relating to the current and past operations of Blue Water’s business, and shall permit Purchaser and its agents to make copies thereof, and Seller shall permit Purchaser to interview Blue Water’s employees during reasonable business hours and upon reasonable prior written notice; and

(b)           Purchaser shall give to Seller and its agents reasonable access to all of Purchaser’s documents, books and records and shall permit Seller to make copies thereof, and shall permit Seller to interview Purchaser during reasonable business hour and upon reasonable prior written notice..

6.3           Cooperation.

(a)           Purchaser and Seller agree to execute and deliver all other instruments and take all such other actions as either party may reasonably request from time to time, before or after Closing and without payment of further consideration, to effectuate the transactions provided herein and to confer to the parties hereto the benefits intended by such transactions. The parties shall cooperate fully with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement.

(b)           Purchaser agrees that following Closing, it shall provide to Seller information relating to the Purchased Assets and/or Blue Water’s business which Seller reasonably requires to prepare any tax returns, information returns or reports required to be filed by Seller with governmental agencies.

6.4           Access After Closing.

(a)           Purchaser and Seller agree to retain all accounting (including, without limitation, accountants' work papers), business, financial and tax records in their possession (i) relating to the Purchased Assets in existence on the Closing Date and either sold to Purchaser hereunder, or (ii) coming into existence after the Closing Date which relate to the Purchased Assets for pre-Closing periods, in each case for a period of three years from the Closing Date, provided that, after such date, each party shall make reasonable arrangements for the other party's continued access to such records.  In addition, from and after the Closing Date, Purchaser and Seller agree that, subject to receiving appropriate assurances of confidentiality and restrictions on use, they will not unreasonably withhold access by the other party and its attorneys, accountants and other representatives (after reasonable notice and during normal business hours), to such personnel, books, records and documents relating to the Purchased Assets as the other party may reasonably deem necessary to properly prepare for, file, prove, answer, prosecute and/or defend any financial statements, tax return, filing, audit, judicial or administrative proceeding, protest, claim, suit, inquiry or other proceeding.

(b)           The party requesting assistance hereunder shall pay to the party whose assistance is requested the reasonable costs of the party providing such assistance.

ARTICLE VII
CONDITIONS TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any or all of which Purchaser may waive in writing:

7.1           Representations and Warranties.

The representations and warranties of Seller set forth in this Agreement and any Schedule hereto shall be true and correct in all material respects as of the Closing Date.

7.2           Performance of Agreements.

Seller shall have performed and complied in all material respects with all of its covenants and agreements contained in this Agreement which are required to be performed or complied with on or prior to the Closing Date.

7.3           No Actions.

No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened, the effect of which would restrain, prohibit or invalidate the transactions contemplated by this Agreement or affect the right of Purchaser to own or control, after the Closing, the Purchased Assets.

7.4           Consents.

The Seller shall have received all required consents, if any, of any third parties necessary to consummate the transactions provided for in this Agreement.

7.5           Due Diligence Audit.

Purchaser shall have completed its due diligence investigation of the Purchased Assets, and the results of such investigation shall be reasonably satisfactory to Purchaser.

7.6           Deliveries.

All documents required to be delivered by Seller at or prior to Closing shall have been delivered to Purchaser at Closing.

ARTICLE VIII
CONDITIONS TO OBLIGATIONS OF SELLER

The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any or all of which Seller may waive in writing:

8.1           Representations and Warranties.

Each of the representations and warranties of Purchaser set forth in this Agreement and any Schedule hereto shall be true and correct in all material respects on and as of the Closing Date.

8.2           Performance of Agreements.

Purchaser shall have performed and complied in all material respects with all of its covenants and agreements contained in this Agreement which are required to be performed or complied with on or prior to the Closing Date.

8.3           No Actions.

No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened, the effect of which would restrain, prohibit or invalidate the transactions contemplated by this Agreement.

8.4           Deliveries.

All documents required to be delivered by Purchaser at or prior to Closing shall have been delivered to Seller at Closing.

ARTICLE IX
INDEMNIFICATION

9.1           Indemnification by Seller.

Seller hereby agrees to indemnify, defend and hold harmless Purchaser (which term in this Article IX includes its directors, officers, employees and agents) from and against any and all losses, damages, liabilities and expenses, including, without limitation, reasonable legal fees and court costs, to which he may become subject as the result of:

(a)           any and all loss or damage resulting from any misrepresentation, breach of warranty, or any non-fulfillment of any warranty, representation, covenant or agreement on the part of Seller contained in this Agreement;

(b)           any and all loss or damage resulting to Purchaser by reason of any claim, debt, liability or obligation not expressly assumed by Purchaser hereunder, arising from Seller’s  business or the ownership, use or operation of the Purchased Assets on or prior to the Closing Date and which did not constitute the breach of a representation or warranty of Seller; and

(c)           any and all acts, suits, proceedings, investigations, demands, assessments, judgments, including reasonable attorneys' fees, costs and expenses incident to any of the foregoing.

9.2           Indemnification by Purchaser.

Purchaser hereby agrees to indemnify, defend and hold harmless Seller (which term in this Article IX includes its officers, directors, agents, advisors and employees) from and against any and all losses, damages, liabilities and expenses, including, without limitation, legal fees and court costs, which Seller may become subject to as the result of:

(a)           any and all loss or damage resulting from any misrepresentation, breach of warranty, or any non-fulfillment of any warranty, representation, covenant or agreement on the part of Purchaser contained in this Agreement;

(b)           any and all loss or damage resulting to Seller by reason of any claim, debt, liability or obligation expressly assumed by Purchaser hereunder; and

(c)           any and all acts, suits, proceedings, investigations, demands, assessments, judgments, including reasonable attorneys' fees, costs and expenses incident to any of the foregoing.

9.3           Procedures for Establishment of Indemnification.

(a)           In the event that any claim shall be asserted by any party which, if sustained, would result in a right of a party to indemnification hereunder (a "Loss"), the person entitled to indemnification hereunder (the "Indemnitee"), within a reasonable time after learning of such claim, shall notify the person obligated  to provide indemnification hereunder with respect to such claim (the "Indemnitor"), and shall extend to the Indemnitor a reasonable opportunity to defend against such claim, at the Indemnitor's sole expense and through legal counsel  reasonably acceptable to the Indemnitee, provided that the Indemnitee proceeds in good faith,  expeditiously and diligently; and provided, further, that any failure to give such notice shall not relieve the Indemnitor of its indemnification obligations hereunder except to the extent it was prejudiced by the failure to give notice.  No determination shall be made pursuant to subparagraph (b) below while such defense is still being made until the earlier of (i) the resolution of said claim by the Indemnitor with the claimant, or (ii) the termination of the defense by the Indemnitor against such claim or (iii) the failure of the Indemnitor to prosecute such defense in good faith and in an expeditious and diligent manner.  The Indemnitee shall be entitled to rely upon the opinion of its counsel as to the occurrence of either of said events.  The Indemnitee  shall, at its option and expense, have the right to participate in any defense undertaken by the Indemnitor with legal counsel of its own selection.  No settlement or compromise of any claim which may result in a Loss may be made by the Indemnitor without  the prior written consent of the Indemnitee unless (i) prior to such settlement or compromise the Indemnitor acknowledges in writing its obligation to pay in full the amount of the settlement or compromise and all associated expenses and (ii) the Indemnitee is furnished with security reasonably satisfactory to the Indemnitee that the Indemnitor will in fact pay such amount and expenses.

(b)           In the event that an Indemnitee asserts the existence of any Loss, the Indemnitee shall give written notice to the Indemnitor of the nature and amount of the Loss asserted.  If the Indemnitor, within a period of 15 days after the giving of the Indemnitee's notice, does not give written notice to the Indemnitee announcing its/his intention to contest such assertion of the Indemnitee (such notice by the Indemnitor being hereinafter called the "Contest Notice"), such assertion of the Indemnitee shall be deemed accepted and the amount of the Loss shall be deemed established.  In the event, however, that a Contest Notice is given to the Indemnitee within said 15-day period, then the contested assertion of a Loss shall be settled by binding arbitration. Notwithstanding anything herein contained to the contrary, each party shall pay its own attorneys’ fees, costs and expenses incident to any arbitration proceeding brought under this Section 9.3(b).

(c)           The Indemnitee and the Indemnitor may agree in writing, at any time, as to the existence and amount of a Loss, and, upon the execution of such agreement, such Loss shall be deemed established.

(d)           Payments of any Loss shall be paid to the person entitled thereto within ten business days following the establishment of the Loss.

9.4           Limitations on Indemnity.

Anything in this Agreement to the contrary notwithstanding:

(a)           No claim for indemnity on the basis of a breach of a representation or warranty may be made after the termination of such representation or warranty.

(b)           All claims for Losses shall be limited to the Purchase Price, and there shall be no liability except to the extent that the aggregate Losses exceed $100,000, and then only to the extent of such excess.

(c)           For purposes of determining the amount of any Losses, such amount shall be reduced by the amount of any insurance benefits and proceeds to be received by the Indemnitee in respect of the Losses (net of any deductible amounts).

(d)           If an indemnification obligation arises in respect of any Losses that results in any tax benefit to the Indemnitee or any affiliate thereof (the "Benefited Party") that would not, but for such Losses, be available, the Benefited Party shall pay or cause to be paid to the Indemnifying Party an amount equal to the actual tax savings produced by such tax benefit at the time such tax saving is realized by the Benefited Party and after the Indemnifying Party has paid the amount of the Losses to the Indemnified Party. The amount of any such tax saving for any taxable period shall be the amount of the reduction of taxes payable to the taxing authority by the Benefited Party with respect to such tax period as compared to the taxes that would have been payable to the taxing authority by the Benefited Party with respect to such tax period in the absence of the tax benefit.

(e)           In no event shall any party hereunder have any liability for Losses consisting of or in the nature of punitive, consequential, indirect or special damages.

ARTICLE X
TERMINATION OF AGREEMENT

10.1          Termination.

This Agreement may be terminated, and the transaction contemplated hereby may be abandoned, at any time prior to the Closing Date:

(a)           by mutual written consent of Purchaser and Seller; or

(b)           by either Purchaser or Seller if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement; or

(c)           by either Purchaser or Seller if any permanent injunction or other order of a court or competent authority or government agency which prevents the consummation of the transaction contemplated by this Agreement shall have become final and not appealable; or

(d)           by Seller if any of the conditions specified in Article VIII has not been met or waived by Seller at any such time as such conditions can no longer be satisfied; or

(e)           by Purchaser if any of the conditions specified in Article VII has not been met or waived by Purchaser at any such time as such conditions can no longer be satisfied.

10.2          Status of Agreement after Termination.

Upon any termination of this Agreement pursuant to Section 10.1, this Agreement shall be null and void and have no effect, without any liability on the part of any party hereto or any shareholders, directors or officers thereof; provided, however, such termination shall not affect the liability of any party for the breach of any provision of this Agreement.

ARTICLE XI
GENERAL

11.1          Amendment.

This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against whom enforcement of the amendment, modification or supplement is sought.

11.2          Assignment; Binding Effect.

Neither this Agreement nor any right created hereby shall be assignable by either party hereto without the express written consent of the other party. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns.

11.3          Notices.

All notices and other communications hereunder shall be in writing and shall be sent by certified mail, postage prepaid, return receipt requested; by an overnight express courier service that provides written confirmation of delivery; or by facsimile with confirmation, addressed as follows:

If to Seller:                                             Blue Water Ventures of Key West, Inc.
1765 Country Walk Drive
Fleming Island, FL 32003
Attention: W. Keith Webb
Fax: 904-621-9141

If to Purchaser:                                      Smart Pay Express, Inc.
1315 Lawrence Avenue, East, Suite 520
Toronto Ontario, Canada, M3A3R3
Attention: Michael Donaghy

Any party may change its/his address for receiving notice by giving notice of a new address in the manner provided herein. Any notice so given shall be deemed to be delivered on the second business day after the same is deposited in the United States Mail, on the next business day if sent by overnight courier, or on the same business day if sent by facsimile before the close of business, or the next business day, if sent by facsimile after the close of business.

11.4          Broker's Commission.

Except as disclosed in Schedule 3.3, each party agrees to indemnify and hold harmless the other party from and against any and all liability, loss, damage, cost or expense (including court costs and reasonable attorneys’ fees) arising out of or relating to any claim that such party entered into any brokerage agreement or similar arrangement, whether oral or written, in connection with this Agreement or the Purchased Assets.

11.5          Headings.

The descriptive article, section and paragraph headings set forth herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not control or affect the meaning or construction of any provision of the within Agreement.

11.6          Entire Agreement.

This Agreement and the Exhibits and Schedules attached to this Agreement constitute the entire agreement between the parties pertaining to this subject matter and supersede all prior or contemporaneous agreements and understandings of the parties relating to the same. This Agreement may be amended only in writing signed by the parties hereto.

11.7          Costs, Expenses And Legal Fees.

Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees), except that each party hereto agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the other party in successfully (a) enforcing any of the terms of this Agreement, or (b) proving that the other party breached any of the terms of this Agreement in any material respect.

11.8          Severability.

If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

11.9          Governing Law.

The Parties hereby agree that this Agreement shall be governed and construed in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of law thereunder. Further, the language used in this Agreement shall be deemed to be language chosen by both parties hereto to express their mutual intent, and no rule of strict construction against either party shall apply to any terms or conditions hereof.

11.10        Arbitration.

The parties shall resolve any dispute relating to this Agreement by negotiation and, failing that, by binding arbitration in Miami, Florida under the rules of the American Arbitration Association. An arbitration proceeding must be brought within one year of the onset of the dispute or it is barred. The party bringing the arbitration must advance the costs of arbitration and the prevailing party may seek reimbursement of its costs, fees and expenses in the arbitration. Arbitration awards may include reasonable attorneys’ fee, but may not include punitive or similar damages, and may be enforced in any court of competent jurisdiction.

11.11        Waiver.

Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by written notice specifying the item waived and signed by the party waiving such terms or conditions.

11.12        Further Assurances.

Both parties will take such reasonable steps as are necessary to consummate the transactions contemplated herein.

11.13        Counterpart Execution.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart signature page delivered by facsimile transmission shall be deemed to be and have the same force and effect as an originally executed signature page. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected thereon as the signatories.

IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

In Presence Of:

SMART PAY EXPRESS, INC.

____________________	By: ____________________
Michael Donaghy, President

Seller:

BLUE WATERVENTURES, INC.

____________________	By: ____________________
W. Keith Webb, President

ASSIGNMENT AND BILL OF SALE

FOR VALUE RECEIVED, Blue Water Ventures, Inc., a Florida corporation, “Assignor” herein, hereby sells, assigns, transfers, conveys and sets over unto Smart Pay Express, Inc., a Nevada corporation, “Assignee” herein, all of the right, title and interest of Assignor in and to all its tangible and intangible property and equipment (collectively the "Property"), wherever located.

Assignor warrants to Assignee that Assignor has good and full legal title to the Property and, except as previously disclosed, the Property is free from any security interests, liens or encumbrances.  Assignor further warrants that (i) the Property is in good working order and fit for its intended purpose, and (ii) all of the rights of Assignor in the Property are transferable and that Assignor has received all consents and approvals of any other parties required and necessary to assign and transfer the Property to Assignee.

The Assignor hereby constitutes and appoints the Assignee its true, lawful and irrevocable attorney to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for all moneys payable to the Assignor in connection with the Property, and this may be done either in the name of the Assignor or in the name of the Assignee with the same force and effect as the Assignor could do if this Assignment and Bill of Sale had not been made.

By the execution of this Assignment and Bill of Sale, Assignor accepts and agrees to the foregoing and to become bound under its terms. By its execution hereof, Assignee agrees to keep and perform all obligations of Assignor under the Asset Purchase Agreement from the date hereof.

IN WITNESS WHEREOF, Assignor has caused this Assignment and Bill of Sale to be executed this 10th day of May, 2012.

WITNESSES:	Assignor:

BLUE WATER VENTURES, INC.

____________________	By: ____________________
W. Keith Webb, President

ACCEPTED AND AGREED TO this 10th day of May, 2012.

Assignee:

SMART PAY EXPRESS, INC.

____________________	By: ____________________
Michael Donaghy, President

SCHEDULE 1.3

LIABILITIES NOT ASSUMED

Schedule 3.3

BROKER OR FINDERS

Schedule 3.4

CLAIMS OR LITIGATION

Schedule 3.6

CONSENTS

Annex B

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

LIU SHI NENG ("BUYER")

AND

SMARTPAY EXPRESS INC.

("SELLER")

Dated as of May 10, 2012

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT IS MADE THIS 10th day of May, 2012 (the “Agreement”) by and between SmartPay, Express Inc., with an address of 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3,  (“Seller”), and Liu Shi Neng, with an address of No. 1 Hexi Four Alley, Henuangang Village, Beisha, Nanhai  District, Lishui Town, Foshan, Guangdong Province, China (“Purchaser”).
R E C I T A L S

R.1.           Seller is the owner of the Eastern Concept Development Ltd. and its subsidiaries, Eastern Concept Corporate Consulting and Foshan Wanzhi Electron S&T Co., Ltd (collectively, the “Business”) and all of the assets as listed in the balance sheets as on the Closing Date (defined below) and all the business agreements and licenses (hereafter the “Assets”), used in the operation of the Business.

R.2.           Seller desires to sell and transfer to Purchaser and Purchaser desires to purchase and receive from Seller the Business and the Assets for the consideration of and upon the terms and conditions set forth in this Agreement.

In consideration of the promises and of the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Recitals.  The Recitals set forth above are incorporated and made a part of this Agreement.

2.           Supersedes all Prior Agreements.  This Agreement hereby supersedes and replaces all prior agreements both written and oral.  In the event any prior agreements shall have terms which conflict with this Agreement, the terms of this Agreement shall control.

3.           Sale and Purchase of Assets.  Subject to the terms and conditions of this Agreement, Seller shall sell the Business and Assets to the Purchaser without any warranties or guaranties whatsoever.

3.1           All of the assets used by Seller in the conduct of the Business by Seller shall be included as Assets to be conveyed hereunder except any assets agreed to between the parties which shall be set forth in the List of Excluded Assets attached hereto as Exhibit B made a part hereof.  The Assets shall include:

3.1.1  all furniture, furnishings, fixtures, equipment, inventory, and other tangible personal property, and replacements thereof, now or hereafter used in connection with the management operation, maintenance or repair of the Business.
3.1.1.1 Intentionally Deleted.

3.1.2.3  to the extend assignable, all licenses, permits authorizations, approvals, certificates of occupancy and all other approvals necessary for the current use and operation of the Business; and

3.1.2.3 all rights, title and interest of Seller in all transferable warranties, telephone exchange numbers, and architectural plans and specifications, related to the Business.

4.           Purchase Price.  The purchase price to be paid by the Purchaser to Seller for all of the Assets shall be in the form of the assumption of all Seller’s liabilities as adjusted to the Closing Date.

5.           Inventory.  The Seller shall not be responsible for the physical count and delivery of the inventory conveyed and the Buyer accepts the responsibilities of taking over whatever inventory is available regardless of the record in the books of the Seller.

6.           Allocation of Purchase Price.  On or before the Closing Date, the parties shall agree to a mutually acceptable allocation of the Purchase Price.

7.           Bill of Sale.  At the Closing, Seller shall deliver to the Purchaser a Bill of Sale effectively transferring, assigning and delivering to the Purchaser all of Seller’s     right, title, and interest in and to the Assets and Seller makes no guarantees or warranties with respect to the Business or the Assets.

8.           Creditors:.

8.1           Intentionally deleted.

8.2           Intentionally deleted.

8.3           Intentionally deleted.

9.           Adjustments.  On the Closing Date, as hereinafter set forth, Buyer shall be responsible for all taxes to the national and local tax bureaus.   Seller shall not be responsible for Federal, State and local income taxes and sales taxes on income earned, and income made up to and including Closing Date.

10.           Exclusions.  All of the Assets used by the Seller in the conduct of the Business by the Seller shall be included in the sale herein except any assets agreed to between the parties which shall be set forth in a separate List of Excluded Assets attached hereto as Exhibit B and made a part hereof.

11.           Purchaser to Assume Seller’s Liabilities. As the Purchase Price, Purchaser shall assume, pay, discharge, and become liable in all respects for any and all the debts, liabilities or obligations of whatever nature, whether disclosed or undisclosed, attributable to the conduct of the Business, prior to the closing.

12.           Warranties and Representations of Seller.  Seller hereby warrants and represents the Purchaser as follows:

12.1           Seller has duly authorized and approved the execution and delivery of this Agreement and the performance of the transactions provided for herein. No other action is required in connection herewith. This Agreement constitutes a legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

12.2           Seller is not, and shall not on the Closing Date, be a party to any contract or agreement relating to, having effect upon or restricting the sale, assignment or transfer of the Assets.

12.3           No agent, broker, person or firm action on behalf of Seller or any of its affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

12.4           Seller is, and on the Closing Date shall be, in compliance with all applicable laws, ordinances, rules and regulations of the City, County, State and Federal Government all administrative instrumentalities relating to the Assets and the use thereof by Purchaser.

12.5           No representation and warranty of Seller contained in this Agreement (including, without limitation, the Schedules hereto), nor any other statement, schedule, certificate or other document delivered or to be delivered by Seller to Purchaser pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

13.           Warranties and Representations of Purchaser.  Purchaser hereby warrants and represents the Seller as follows:

13.1           Purchaser has duly authorized and approved the execution and delivery of this Agreement and the performance of the transactions provided for herein. No other action is required in connection herewith. This Agreement constitutes a legal, valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms.

13.2           No agent, broker, person or firm action on behalf of Purchaser or any of his affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

13.3           There are no suits, actions, claims, proceedings (including, without limitation, arbitral and administrative proceedings) or governmental investigations pending or, to the knowledge of Purchaser, threatened against or contemplated against the Purchaser relating to or affecting, directly or indirectly, the intended business of Purchaser that will utilize the Business or the Assets. There are no such suits, actions, proceedings, claims or investigations pending or, to the knowledge of Purchaser, threatened challenging the validity or propriety of, or otherwise involving, this Agreement or the transactions contemplated hereby.  There is no judgment, order, injunction, decree or award issued by any court, arbitrator, governmental body or agency thereof to which the Purchaser is a party and which would materially affect the Business or the Assets acquired hereunder.

13.4  No representation and warranty of Purchaser contained in this Agreement (including, without limitation, the Schedules hereto), nor any other statement, schedule, certificate or other document delivered or to be delivered by Purchaser to Seller pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

13.5           Purchaser represents and warrants to, and covenants with, the Seller that Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to the purchase of the Business and the Assets hereunder.  Purchaser has requested, received, reviewed and considered all information he deems relevant in making an informed decision to acquire the Business and the Assets, and in connection with his decision to acquire the Assets herein, has relied solely upon his own knowledge and investigation of the Seller’s books and records related to the Business and the Assets and the representations and warranties of Seller set forth herein.

13.6           The foregoing representations and warranties are made by Purchaser with the knowledge and expectation that Seller is placing complete reliance thereon in entering into, and performing its obligations under, this Agreement, and the same shall not be affected in any respect whatsoever by any investigation heretofore conducted by or on behalf of Purchaser, whether in contemplation of this Agreement or otherwise.

14.           Survival of Representations and Warranties.

The representations, warranties and agreements of Seller and Purchaser as set forth in this Agreement or in any Schedule attached hereto are made as of the date of this Agreement and shall be true, correct and accurate on and as of the Closing Date.

15.           Transfer of Licenses

15.1           The parties shall execute all documents required in connection with the transfer of licenses, if any.

15.2           Seller shall not be responsible for maintaining any applicable licenses or paying any and all renewal fees and amounts due to renew the license through Closing.  The Purchaser shall pay all the fees including those in arrear, if any.

16.           Default; Remedies

16.1           If all conditions have been satisfied, Seller is ready, willing and able to close under this Agreement, and Purchaser fails to close in accordance with the terms of this Agreement, then Seller shall give Purchaser notice of such default.  Purchaser shall have ten (10) business days from receipt of Seller’s notice of default to close in accordance with this Agreement.

16.2           If Purchaser is ready, willing and able to close under this Agreement and if Seller fails to close in accordance with the terms of this Agreement, then Purchaser shall give Seller notice of such default.  Seller shall have ten (10) business days from receipt of Purchaser’s notice of default to close in accordance with this Agreement.

16.2.1           If either party fails to close after such notice; then either party may:

(a)	Terminate this Agreement by written notice given to the other party:

(b)
Elect by written notice given to the other party to proceed to Closing, in which event the non-defaulting party may demand specific performance of this Agreement by the other party, and, if necessary, file and prosecute an action therefore.

(c)
In addition to or in lieu of an action for specific performance, to bring suit for damages incurred by the non-defaulting party, including reasonable attorney’s fees and third party costs incurred in connection with the defaulting party performance under this Agreement.

17.           Fire and Other Casualties.  The Seller shall not bear any risk of destruction, loss or damage to the Assets to be sold hereunder due to fire, storm, or other casualty occurring prior to the Closing Date.

18.           Closing and Closing Date.  The closing shall take place at a location that is mutually agreed upon by both parties.

19.           Survival of Terms and Conditions.  All of the terms and conditions, warranties, covenants and representations of the respective parties hereto shall survive the closing date and shall continue in full force and effect thereafter.

20.           Assignment.  This Agreement may not be assigned by Seller and shall be binding upon and be enforceable by the parties hereto and their respective representatives.  Purchaser may assign this Agreement, or any rights hereunder, to a limited liability company or companies or corporations formed by Purchaser.  The principals to this contract mutually agree that it shall be binding upon them, their heirs and personal representatives and that the provisions hereof contemplate the execution and delivery of a Bill of Sale and the terms hereof shall not be merged therein; that this contract contains the full and entire agreement between the parties hereto and  neither they or their agents shall be bound by any terms, conditions, statements, warranties or representation, oral or written not herein contained.

21.           Entire Agreement.  This Agreement and the Schedules attached hereto constitute the entire agreement of the parties hereto and may not be modified except in writing of like kind by all parties hereto.

22.           Notice.  Any notice which may be given hereunder shall be deemed to have been given if sent by Registered or Certified Mail, postage prepaid, return receipt requested, as follows:

If to Seller:
SmartPay, Express Inc.,
1315 Lawrence Avenue, East, Suite 520
                                                                Toronto Ontario, Canada M3A3R3
Attn: Michael Donaghy

If to Purchaser:                     Liu Shi Neng,
No. 1 Hexi Four Alley, Henuangang Village, Beisha,
Nanhai District, Lishui Town, Foshan,
Guangdong Province, China.

23.           Miscellaneous.

23.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada, excluding the State’s law of Conflicts of Law.

23.2           No Partnership.  This Agreement is not, and shall not be construed to be, a partnership between any party hereof.  No action of any party hereto shall be binding upon any other party to this Agreement.  No party hereto shall have the power or authority to act on any other party’s behalf, nor shall any party have the power or authority to act as the other party’s agent.

23.3           Descriptive Headings.  The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

23.4           Integration.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior negotiations or agreements, whether written or oral.  This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors, and assigns.

23.5           THE SELLER AND THE PURCHASER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTEND PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23.6           Waivers.  No course of dealing between any of the Seller and the Purchaser, nor any failure to exercise, not any delay in exercising, any right, power or privilege of the Purchaser hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

23.7           Modification.  This Agreement may not be modified except in writing signed by all parties hereto.  Any and all purported modifications not in a signed writing shall be of no force or effect.

23.8           Rights Cumulative.  The rights and remedies provided herein, and in all other agreements, instruments, and documents delivered pursuant to or in connection with this Agreement, and by applicable law are cumulative and are in addition to and not exclusive of any other rights or remedies provided by law.

23.9           Severability.  The provisions of this Agreement are severable.  If any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

23.10           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one document.

23.11           Holidays, etc.   Whenever the last day for the performance of any act required by either Seller or purchaser under this Agreement shall fall upon a Saturday, Sunday, or legal holiday the date for the performance of any such act shall be extended to the next succeeding business day which is not a Saturday, Sunday, or legal holiday.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals the day and year first above written.

SELLER:

SMARTPAY EXPRESS, INC.

By:_______________________________
Name:
Title:

PURCHASER:

__________________________________
Printed Name: Liu Shi Neng

EXHIBIT A
List of Assets

All furniture, furnishings, fixtures, equipment, inventory, and other tangible personal property, and replacements thereof, now or hereafter used in connection with the management operation, maintenance or repair of the Business;

To the extend assignable, all licenses, permits authorizations, approvals, certificates of occupancy and all other approvals necessary for the current use and operation of the Business.

All right, title and interest of Seller in all transferable warranties, telephone exchange numbers, and architectural plans and specifications, related to the Business.

Includes the corporate entity Eastern Concept Development Ltd. and its subsidiaries, Eastern Concept Corporate Consulting and Foshan Wanzhi Electron S&T Co., Ltd (collectively, “Eastern Concept Companies”) and business and properties of Seller with respect to the Eastern Concept Companies.

EXHIBIT B
List of Excluded Assets

None.

ASSIGNMENT AND BILL OF SALE

FOR VALUE RECEIVED, SmartPay Express, Inc., a Nevada corporation, “Assignor” herein, hereby sells, assigns, transfers, conveys and sets over unto Liu Shi Neng, “Assignee” herein, all of the right, title and interest of Assignor in and to all its assets, tangible and intangible property and equipment (collectively the "Disposed Assets"), as defined in the attached Asset Purchase Agreement.

Assignor warrants to Assignee that has received all consents and approvals of any other parties required and necessary to assign and transfer the Disposed Assets to Assignee.

The Assignor hereby constitutes and appoints the Assignee its true, lawful and irrevocable attorney to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for all moneys payable to the Assignor in connection with the Disposed Assets, and this may be done either in the name of the Assignor or in the name of the Assignee with the same force and effect as the Assignor could do if this Assignment and Bill of Sale had not been made.

By the execution of this Assignment and Bill of Sale, Assignor accepts and agrees to the foregoing and to become bound under its terms. By its execution hereof, Assignee agrees to keep and perform all obligations of Assignor under the Asset Purchase Agreement from the date hereof.

IN WITNESS WHEREOF, Assignor has caused this Assignment and Bill of Sale to be executed this 10th day of May, 2012.

WITNESSES:	Assignor:

SMART PAY EXPRESS, INC.

____________________	By: ____________________
Michael Donaghy, President

ACCEPTED AND AGREED TO this 10th day of May, 2012.

Assignee:

____________________	By: ____________________
Liu Shi Neng